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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported) September 30, 2002


          CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of September 1, 2002, providing for the issuance of the CWMBS, INC., Alternative Loan Trust 2002-13, Mortgage Pass-Through Certificates, Series 2002-23).


                                  CWMBS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                    333-92152                95-4596516
----------------------------       -----------          -------------------
(State of Other Jurisdiction       (Commission           (I.R.S. Employer
      of Incorporation)            File Number)         Identification No.)


                   4500 Park Granada
                  Calabasas, California                       91302
           ---------------------------------                ----------
                 (Address of Principal                      (Zip Code)
                   Executive Offices)

       Registrant's telephone number, including area code (818) 225-3000
                                                          ----- --------


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

Item 5.  Other Events.
----     ------------


Description of the Mortgage Pool*
--------------------------------


     On September 30, 2002, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of September 1, 2002 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as seller (the "Seller"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2002-23.






----------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated September 24, 2002 and the Prospectus Supplement dated September 25, 2002, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2002-23.

     Mortgage Loan Statistics
     ------------------------

     The following tables describe the characteristics of the mortgage loans as of the applicable Cut-off Date. All percentages set forth below have been calculated based on the principal balance of the mortgage loans. The sum of the columns may not equal the respective totals due to rounding.


Footnotes

                               FINAL POOL TABLES

                State Distribution of Mortgaged Properties(1)

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal    Percent of
State                     Mortgage Loans    Balance Outstanding  Mortgage Loans
-------------------------------------------------------------------------------

California                         359         $ 150,702,397.03      50.14%
Colorado                            20         $   7,917,656.00       2.63%
Connecticut                         16         $   6,940,618.97       2.31%
Florida                             19         $   7,529,139.77       2.51%
Illinois                            19         $   7,277,464.49       2.42%
Massachusetts                       20         $   7,891,596.73       2.63%
Nevada                              11         $   7,010,665.95       2.33%
New Jersey                          31         $  12,339,863.47       4.11%
New York                            37         $  14,398,541.81       4.79%
Texas                               24         $  10,096,871.69       3.36%
Virginia                            18         $   8,002,960.47       2.66%
Washington                          18         $   6,765,648.46       2.25%
Other (less than 2%)               127         $  53,685,989.31      17.86%
                           -------------------------------------------------
                                   719         $ 300,559,414.15     100.00%

----------
(1) The Other row in the preceding table includes 27 other states and the District of Columbia with under 2.00% concentrations individually. No more than approximately 1.406% of the mortgage loans will be secured by mortgaged properties located in any one postal zip code area.

                   Documentation Program for Mortgage Loans

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal    Percent of
Type of Program           Mortgage Loans    Balance Outstanding  Mortgage Loans
-------------------------------------------------------------------------------

CLUES Plus                       5           $   2,182,000.00           0.73%
Full/Alternative               138           $  61,650,223.59          20.51%
No Income                       64           $  22,779,249.94           7.58%
Reduced                        469           $ 196,948,617.97          65.53%
Stated Income/Stated Asset      35           $  13,007,422.65           4.33%
Streamlined                      8           $   3,991,900.00           1.33%
                          -----------------------------------------------------
                               719           $ 300,559,414.15         100.00%

                         Types of Mortgaged Properties

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal    Percent of
Property Type             Mortgage Loans    Balance Outstanding  Mortgage Loans
-------------------------------------------------------------------------------

2-4 Units                       11           $   5,543,109.16           1.84%
Hi-rise Condo                    1           $   2,132,707.22           0.71%
Low-rise Condo                  17           $   6,172,720.13           2.05%
PUD                            184           $  77,581,665.14          25.81%
Single Family Residence        506           $ 209,129,212.50          69.58%
                          -----------------------------------------------------
                               719           $ 300,559,414.15         100.00%

                               Mortgage Rates(1)

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal    Percent of
Mortgage Rates(%)         Mortgage Loans    Balance Outstanding  Mortgage Loans
-------------------------------------------------------------------------------
        5.625                      1         $     476,500.00        0.16%
        6.000                      2         $     863,920.00        0.29%
        6.125                      4         $   1,802,574.01        0.60%
        6.250                     21         $   9,228,341.00        3.07%
        6.375                     54         $  23,263,307.00        7.74%
        6.500                    137         $  58,566,072.17       19.49%
        6.625                     96         $  40,315,985.14       13.41%
        6.750                    101         $  43,271,151.02       14.40%
        6.875                     74         $  32,115,244.24       10.69%
        7.000                     21         $   8,342,281.80        2.78%
        7.125                     20         $   7,356,045.12        2.45%
        7.250                     52         $  21,382,399.18        7.11%
        7.375                     27         $   9,519,475.89        3.17%
        7.500                     15         $   6,834,176.00        2.27%
        7.625                      6         $   2,066,510.97        0.69%
        7.750                     14         $   5,188,886.11        1.73%
        7.875                     13         $   5,676,579.64        1.89%
        8.000                     14         $   4,838,055.07        1.61%
        8.125                      9         $   3,134,388.33        1.04%
        8.250                     12         $   4,303,911.25        1.43%
        8.375                      5         $   1,784,863.65        0.59%
        8.500                      8         $   5,046,148.22        1.68%
        8.625                      2         $     948,612.76        0.32%
        8.875                      6         $   2,144,227.25        0.71%
        9.000                      2         $     731,878.63        0.24%
        9.125                      1         $     607,340.11        0.20%
        9.250                      2         $     750,539.59        0.25%
                        --------------------------------------------------
                                 719         $ 300,559,414.15      100.00%



----------
(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table at the mortgage rates net of the interest premium charged by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans (as so adjusted) is expected to be approximately 6.911% per annum. Without the adjustment, the weighted average mortgage rate of the mortgage loans is expected to be approximately 6.930% per annum.

                           Purpose of Mortgage Loans

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal    Percent of
Loan Purpose              Mortgage Loans    Balance Outstanding  Mortgage Loans
-------------------------------------------------------------------------------

Cash-Out Refinanced            127           $  52,354,491.45          17.42%
Purchase                       361           $ 146,414,946.05          48.71%
Rate/Term Refinanced           231           $ 101,789,976.65          33.87%
                          -----------------------------------------------------
                               719           $ 300,559,414.15         100.00%

                      Original Loan-to-Value Ratios(1)(2)

-------------------------------------------------------------------------------
Range of
Original Loan-to             Number of      Aggregate Principal    Percent of
Value Ratios (%)          Mortgage Loans    Balance Outstanding  Mortgage Loans
-------------------------------------------------------------------------------

50.00 and Below                  36         $  16,533,985.44          5.50%
50.01 to 55.00                   21         $   9,543,712.73          3.18%
55.01 to 60.00                   31         $  14,680,182.27          4.88%
60.01 to 65.00                   37         $  18,976,306.04          6.31%
65.01 to 70.00                   81         $  36,983,630.13         12.30%
70.01 to 75.00                   87         $  38,534,827.90         12.82%
75.01 to 80.00                  271         $ 111,957,039.32         37.25%
80.01 to 85.00                   14         $   5,331,900.67          1.77%
85.01 to 90.00                   99         $  34,425,733.56         11.45%
90.01 to 95.00                   42         $  13,592,096.09          4.52%
                         --------------------------------------------------
                                719         $ 300,559,414.15        100.00%


----------
(1) The weighted average original Loan-to-Value Ratio of the mortgage loans is expected to be approximately 74.11%.

(2) Does not take in account any secondary financing on the mortgage loans that may exist at the time of origination.

                              Occupancy Types(1)

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal    Percent of
Occupancy Types           Mortgage Loans    Balance Outstanding  Mortgage Loans
-------------------------------------------------------------------------------

Investment                       9           $   5,251,740.25           1.75%
Owner Occupied                 695           $ 288,938,696.19          96.13%
Second/Vacation Home            15           $   6,368,977.71           2.12%
                          -----------------------------------------------------
                               719           $ 300,559,414.15         100.00%


----------
(1) Based upon representations of the related Mortgagors at the time of origination.

                  Current Mortgage Loan Principal Balances(1)

-------------------------------------------------------------------------------
Range of
Current Mortgage             Number of      Aggregate Principal    Percent of
Loan Amount               Mortgage Loans    Balance Outstanding  Mortgage Loans
-------------------------------------------------------------------------------

  $100,001 -   $150,000               1         $     150,000.00        0.05%
  $150,001 -   $200,000               1         $     166,489.12        0.06%
  $200,001 -   $250,000               5         $   1,114,775.00        0.37%
  $250,001 -   $300,000               2         $     516,578.26        0.17%
  $300,001 -   $350,000             264         $  85,382,914.49       28.41%
  $350,001 -   $400,000             179         $  67,615,221.51       22.50%
  $400,001 -   $450,000              77         $  32,775,546.31       10.90%
  $450,001 -   $500,000              72         $  34,409,833.48       11.45%
  $500,001 -   $550,000              30         $  15,816,343.19        5.26%
  $550,001 -   $600,000              36         $  20,793,254.10        6.92%
  $600,001 -   $650,000              33         $  21,141,801.47        7.03%
  $650,001 -   $700,000               2         $   1,363,000.00        0.45%
  $700,001 -   $750,000               2         $   1,488,000.00        0.50%
  $750,001 - $1,000,000              10         $   8,785,450.00        2.92%
$1,000,001 - $1,500,000               2         $   2,818,500.00        0.94%
$1,500,001 - $2,000,000               1         $   1,929,000.00        0.64%
$2,000,001 - $2,500,000               2         $   4,292,707.22        1.43%
                            --------------------------------------------------
                                    719         $ 300,559,414.15      100.00%


----------
(1) As of the applicable cut-off date, the average current mortgage loan principal balance of the mortgage loans is expected to be approximately $418,024.

                        Remaining Terms to Maturity(1)

-------------------------------------------------------------------------------
Remaining Terms              Number of      Aggregate Principal    Percent of
to Maturity (months)      Mortgage Loans    Balance Outstanding  Mortgage Loans
-------------------------------------------------------------------------------

        360                     574           $ 246,083,130.75       81.88%
        359                      82           $  31,184,336.02       10.38%
        358                      18           $   6,525,928.22        2.17%
        357                       7           $   2,286,832.92        0.76%
        356                       3           $   1,304,050.05        0.43%
        355                       2           $     651,216.27        0.22%
        354                       2           $     731,878.63        0.24%
        353                       1           $     356,951.47        0.12%
        351                       1           $     397,826.72        0.13%
        350                       1           $     166,489.12        0.06%
        349                       1           $     328,881.56        0.11%
        348                       2           $     614,764.78        0.20%
        347                       2           $     746,875.37        0.25%
        300                       3           $     973,600.00        0.32%
        240                      19           $   7,886,250.00        2.62%
        239                       1           $     320,402.27        0.11%
            ----------------------------------------------------------------
                                719           $ 300,559,414.15      100.00%


----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans is expected to be approximately 356 months.

Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CWMBS, INC.


                                          By: /s/ Celia Coulter
                                              -------------------------------
                                              Celia Coulter
                                              Vice President


Dated: October 15, 2002



                                       5